MYOS CORPORATION

Stock Information as of 6/18/13 OTC Markets: MYOS
Share Price 0.21
52 week Range 0.075 – 0.495



Our Mission...

To become the pre-eminent company focused on the discovery, development and commercialization of products which maximize muscle health and performance

Investment Highlights

- **Early stage bio-therapeutics company**
- **Ongoing pre-clinical and clinical research**
- **Developing proprietary technologies**
- **Commercial entry of first product; First natural, clinically shown, oral Myostatin inhibitor**
- **Distribution agreement with leading sports nutrition partner MHP:**
  MYO-X @ GNC, Vitamin Shoppe, other specialty retailers.
- **Aggressive business development strategy**

The Problem: Sarcopenia

- Loss of lean muscle mass
- Consequence of aging, chronic illness, immobilization secondary to neurological disease
- Muscle growth regulated by Myostatin - a protein produced in muscle tissue that inhibits muscle growth
- An evolutionary circuit breaker to keep muscle growth in check



*http://drpinna.com/dr-mirkin-on-how-to-avoid-muscle-loss-34760/sarcopenia
*http://myathleticlife.com/2012/01/sarcopenia-doomed-age-related-muscle-loss/

First Target: Myostatin

- Natural regulatory protein
- Member of TGF-b family
- Inhibits muscle growth
- Increases with age
- An evolutionary circuit breaker to keep muscle growth in check
- Probably inhibits recruitment of muscle stem cells


Myostatin
Follistatin
Propeptide
BMP-1/TLD
ALK4
ActRIIB
ALK5
Smad 2/3
Wnt4

Myostatin Modulation

- Biologically compatible mechanism
- Follistatin activity
- Reversible
- Does not compete with endocrine control of muscle mass
- "Pharma" target


Muscle Fiber
ACE-031
Other negative regulators
GDF-8
Activin Receptor Type IIB
GDF-8 and other negative regulators inhibit the growth of muscle tissue
ACE-031 inhibits the negative regulators, and rebuilds muscle

How does Myos combat Sarcopenia? Inhibit Myostatin with...


MHP
MYO-X


BIGGER
THAN NATURE
INTENDED
CLINICALLY TESTED
TO REDUCE MYOSTATIN BY 46%!*

- **MYO-X is a dietary supplement powered by MYO-T12, Myos' proprietary formula and the world's only clinically proven modulator of Myostatin in the body**
- **Distribution through MHP provides immediate revenues for MYOS.**
- **MYO-X sold through GNC, Vitamin Shoppe, Bodybuilding.com other specialty stores.**

MYO-X Units Sold*



25,000
20,000
15,000
10,000
5,000
0
5,000
7,838
23,420
Q4 2012
Q1 2013
Est Q2 2013**

*There can be no assurance that future sales or units shipped will continue to increase.
** based on actual April and May units sold, and June estimated based on currently scheduled shipments

Large Market Potential



Osteoporosis
First definition
Coining of a term (1)
Understanding of consequences (2)
Available medication (3)
Imaging (6)
Criteria for quantification (7)
1820
1940
1950
1960
1970
1980
1990
2000
2010
2020
Global Osteoporosis Therapeutics Market US $8.8 billion by the year 2015.
Healthcare costs attributable to Sarcopenia in the United States $18.5 billion
Sarcopenia
= Ongoing process

•Global Industry Analysts, Inc. Global Osteoporosis Therapeutics Market to Reach US$8.8 Billion by 2015. http://www.strategyr.com/Osteoporosis_Therapeutics_Market_Report.asp

•Janssen I, Shepard D, Katzmarzyk PT, Roubenoff R. The health care costs of sarcopenia in the United States. J Am Geriatr Soc. 2004;52:80–85.[PubMed]

Management

Peter Levy President & COO	Seasoned COO and executive at numerous Public Companies Integrity Monitor, Securities and Exchange Commission Regulatory Attorney
Carl DeFreitas, CPA, CFP, MBA CFO	Founder, DeFreitas & DelSanto, Prior Officer and Director of a public company 30 years accounting experience
Maghsoud Dariani, MS Strategic Advisor - Science & Tech	Experienced biotechnology executive Expertise in pharmaceutical products, manufacturing and compliance with FDA regulations for drug products.
Lindsey Penrose VP of Business Development	Founder, The Penrose Group VP of Business Development at Royal Empire Developments
Neerav D. Padliya, PhD Vice President, Analytical Dev	Proteomics chemist and quality evaluator AB SCIEX Celgene Corporation

Board of Directors

Robert Hariri, MD, PhD Founder and Chairman	Founder and Chairman, former CEO, Celgene Cellular Therapeutics Serial biotech and aerospace entrepreneur Former Associate Professor-Neurosurgery, Cornell
Buzz Aldrin, PhD	Retired US Air Force Colonel and Astronaut
Louis Aronne, MD	Professor, Cornell Medical College Associate Professor, Columbia Chief, Division of Metabolic Diseases and Obesity, Director of Weight Control Program NY Presbyterian Hospital
Peter Diamandis, MD	Founder & CEO of XPRIZE Foundation, Singularity University, Planetary Resources
Sapna Srivastava, PhD	Former Equity Analyst, Biotechnology, Goldman Sachs Group

Balance Sheet Highlights

($/Thousands)	March 31, 2013
Cash	$ 3,166
Other Assets	2,663
Total Assets	$ 5,829
Total Liabilities	$ 367
Debt	-
Stockholders' Equity	5,462
Total Liabilities and Stockholders' Equity	$ 5,829
Common Shares Outstanding	111 Million Shares

Scientific Advisory Board

Robert Hariri, MD, PhD	CEO, Celgene Cellular Therapeutics Serial biotech and aerospace entrepreneur Former Associate Professor-Neurosurgery, Cornell
Sol J. Barer, PhD	Former President, CEO, and Chairman of Celgene Corporation
Louis Aronne, MD	Chief, Division of Metabolic Diseases and Obesity, Director of Weight Control Program NY Presbyterian Hospital
Neilank K. Jha, MD	Neurosurgeon, Toronto Western Hospital, University of Toronto
Caroline Apovian, MD	Professor of Medicine, Boston University

MYOS CORPORATION

Where we are headed

- Lead by science:
  - Designing next two clinical protocols; anticipate initiating a female safety/tolerability study and a study in combination with testosterone

- Building top-line revenues:
  - Growing from strong base of business in sports nutrition
  - Adding new products to portfolio: Female dietary supplement, custom formulations

- Building a strong intellectual property portfolio aimed at building competitive advantage, barriers to competition.

- Driving growth through building relationships with:
  - DIL - a world leader in food science and technology.
  - Academic centers and opinion leaders: University of Massachusetts, Boston University Medical Center.
  - Maximum Human Performance – industry leader in distribution of dietary supplements.

- Product and process development with top food scientists.

- Build awareness of Sarcopenia through a consumer education campaign.
  - Led by Dr. Manny Alvarez, leading health journalist

- Opened our state-of-the-art proteomics and analytical lab at Myos headquarters.

Why Invest in MYOS Corporation today?

Myos Corporation is the only early stage biotherapeutics company with:

- Strong “first mover” presence in muscle health
- A revolutionary product on the market
- Growing revenue
- Potentially dominating IP in modulating Myostatin with a natural protein
- World class leadership at management, board and advisory level
- No debt and healthy balance sheet

MYOS CORPORATION